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                                                                    EXHIBIT 10.7
                               SIXTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

      This SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of January 30, 2003 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC") and METALLURG INTERNATIONAL RESOURCES, LLC, a Delaware limited liability company having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (b) METALLURG SERVICES, INC., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), MIR (China), Inc., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), METALLURG HOLDINGS CORPORATION, a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MHC"), and Metallurg (Canada) Ltee./Metallurg (Canada) Ltd., a corporation organized under the laws of Quebec ("MCL", and collectively with MHC, MSI and MIR China, the "Guarantors"), (c) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and
(d) the BANKS, amends certain provisions of the Amended and Restated Loan Agreement dated as of October 29, 1999, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended by that certain First Amendment thereto, dated as of October 11, 2000, that certain Second Amendment thereto, dated as of November 3, 2000, that certain Third Amendment thereto, dated as of July 2, 2001, that certain Fourth Amendment thereto, dated as of December 13, 2001, and that certain Fifth Amendment thereto, dated as of December 20, 2002, the "Loan Agreement").

      WHEREAS, as contemplated by the Fifth Amendment to the Loan Agreement, the parties have agreed to amend the Loan Documents to add MCL as a Guarantor under the Loan Documents; and, in addition, the parties desire to amend certain other terms of the Loan Agreement as hereinafter more fully set forth, all upon the terms and subject to the conditions contained herein;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      'SS'1. Defined Terms. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

      'SS'2. Amendment to Loan Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment, the Loan Agreement is hereby amended as follows:

      'SS'2.1 Amendments to 'SS'1 of the Loan Agreement.

            (a) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Borrowing Base in its entirety as follows:

            "Borrowing Base: At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report and the most recent appraisal




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      of the Eligible Fixed Assets delivered to the Banks and the Agent pursuant to 'SS'9.1(a)(v), which is equal to

            (a) the sum of

                  (i) 85% of Eligible Accounts at such time; plus

                  (ii) 55% of the net book value (valued on an average cost basis at the lower of cost or market (except as provided below in this definition) by the Borrowers in a manner consistent with their past practices) of Eligible Consignment Accounts at such time; plus

                  (iii) 55% of the net book value (valued on an average cost basis at the lower of cost or market (except as provided below in this definition) by the Borrowers in a manner consistent with their past practices) of Eligible Inventory at such time; plus

                  (iv) 75% of the Determined Value of Eligible Fixed Assets at such time; plus

            (b) (i) from January 30, 2003 though May 12, 2003, after taking into account any requested Loan or Letter of Credit, the proceeds of which are to be used to fund the Canadian Intercompany Facility, an amount equal to the lesser of (A) the Canadian Borrowing Base at such time, and (B) the aggregate amount of the Canadian Intercompany Outstandings at such time; and

                  (ii) from and after May 12, 2003, an amount equal to the
            lesser of (A) the Canadian Borrowing Base at such time, and (B) the greater of (1) $2,500,000, and (2) the aggregate amount of the Canadian Intercompany Outstandings at such time, after taking into account any requested Loan or Letter of Credit, the proceeds of which are to be used to fund the Canadian Intercompany Facility; plus

            (c) 55% of the maximum aggregate amount that the beneficiaries may draw under outstanding documentary Letters of Credit issued in connection with the purchase of inventory by the Borrowers solely to the extent that such inventory being purchased, immediately upon any drawing of any such documentary Letter of Credit, would constitute Eligible Inventory; minus

            (d) the amount of any Warehousemen Lien Reserve with respect to inventory of the Borrowers at such time.

      Notwithstanding that the Eligible Consignment Accounts and Eligible Inventory of the Borrowers shall be reported at the lower of cost or market as provided above, the Agent and the Banks hereby acknowledge that the Borrowers review their inventory for market adjustment on a quarterly basis only. The Borrowers hereby agree to adjust their inventory to the lower of cost or market on a more current basis in the event of any material decrease in the market price for any such inventory which would cause the amount of Eligible Consignment Accounts and/or Eligible Inventory to be materially misstated if not so currently adjusted, and at any time during which the amount of unused availability that the Borrowers may use to request Loans or Letters of Credit hereunder shall be less than $5,000,000 in the aggregate, the Agent may, in its


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      discretion, require the Borrowers to adjust their inventory to the lower of cost or market on a monthly basis.

            The Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to 'SS'9.1(a)(v)) by the Agent by reference to the Borrowing Base Report and the appraisals of Eligible Fixed Assets delivered to the Banks and the Agent pursuant to 'SS'9.1(a)(vi). The components of the Borrowing Base and the Canadian Borrowing Base, the advance rates provided for therein, and the definitions contained in this Agreement governing eligibility criteria for such components of the Borrowing Base and the Canadian Borrowing Base may hereafter be adjusted or revised by the Agent in its reasonable judgment on the basis of any then recently completed commercial finance examination or appraisal or other information then recently delivered by the Borrowers to the Agent and the Banks."

            (b) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Canadian Borrowing Base in its entirety as follows:

            "Canadian Borrowing Base: At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to 'SS'9.1(a)(v), which is equal to the lesser of

            (a) $3,500,000, and

            (b) the sum of

                  (i) 85% of Eligible Canadian Accounts at such time; plus

                  (ii) 55% of the net book value (valued on an average cost basis at the lower of cost or market (except as provided below in this definition) by MCL in a manner consistent with its past practice) of Eligible Canadian Inventory at such time; plus

                  (iii) 55% of the maximum aggregate amount that the beneficiaries may draw under outstanding documentary Letters of Credit issued for the account of MCL in connection with the purchase of inventory by MCL solely to the extent that such inventory being purchased, immediately upon any drawing of any such documentary Letter of Credit, would constitute Eligible Canadian Inventory; minus

                  (iv) the amount of any Warehousemen Lien Reserve with respect to inventory of MCL at such time.

      For purposes of determining the Canadian Borrowing Base, in order to convert the value of Eligible Canadian Accounts and Eligible Canadian Inventory from a given amount of Canadian currency into Dollars, such conversion shall be made at the Agent's spot rate of exchange for buying Dollars with such amount of Canadian currency prevailing at the Agent's close of business as of the first Business Day of the month during which the date of determination occurs or as of such other date as the Agent may from time to time reasonably require. Notwithstanding that the Eligible Canadian Inventory of MCL shall be reported at the lower of cost or market as provided above, the Agent and the Banks hereby acknowledge that MCL reviews its inventory for market adjustment on a quarterly basis only. The Borrowers hereby


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      agree to cause MCL to adjust its inventory to the lower of cost or market on a more current basis in the event of any material decrease in the market price for any such inventory which would cause the amount of Eligible Canadian Inventory to be materially misstated if not so currently adjusted, and at any time during which the amount of unused availability that the Borrowers may use to request Loans or Letters of Credit hereunder shall be less than $5,000,000 in the aggregate, the Agent may, in its discretion, require the Borrowers to cause MCL to adjust its inventory to the lower of cost or market on a monthly basis."

            (c) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Daily Cash Balance in its entirety as follows:

            "Daily Cash Balance: With respect to the Borrowers and the Guarantors on any Business Day of determination, the aggregate amount of all cash and Cash Equivalents of the Borrowers and the Guarantors maintained with the Agent, determined at the close of business on such day."

            (d) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Guarantors in its entirety as follows:

            "Guarantors: Collectively MCL, MHC, MSI and MIR China, and such other Persons as may from time to time become Guarantors hereunder."

            (e) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of MI Indenture in its entirety as follows:

            "MI Indenture: The Indenture dated as of November 25, 1997 among MI as principal obligor, each of the Guarantors (other than MCL) as guarantors, and The Bank of New York (as successor to IBJ Schroder Bank & Trust Company), in its capacity as trustee under the MI Indenture, or any successor thereto."

            (f) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Security Agreement in its entirety as follows:

            "Security Agreement: The Amended and Restated Security Agreement, dated or to be dated on or prior to the Restatement Date, among the Borrowers, the Guarantors (other than MCL) and the Agent, as amended, restated, supplemented or otherwise modified and in effect from time to time, substantially in the form of Exhibit E hereto."

            (g) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Security Documents in its entirety as follows:

            "Security Documents: The Security Agreement, the Stock Pledge Agreements, the Foreign Pledge Agreements, the Canadian Assignment Documents, the Agency Agreements, the Lock Box Agreement, the Membership Interest Pledge Agreement, the MCL Movable Hypothec, the MCL Subordination, the Ontario Security Agreement and all other security agreements, mortgages, deeds of trust, assignments, or other instruments or documents, in form and substance satisfactory to the Agent and the Banks, which shall grant to the Agent, for the benefit of the Banks and the Agent, Liens upon all of the Collateral."


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            (h) Section 1.1 of the Loan Agreement is hereby further amended by adding the following new definitions in alphabetical order:

            "MCL Movable Hypothec: Collectively, the Demand Note, issued by MCL in favor of the Agent, the Pledge of Note granted by MCL in favor of the Agent and the Movable Hypothec, between MCL and the Agent, each dated as of January 30, 2003, as amended, restated, supplemented or otherwise modified and in effect from time to time."

            "MCL Subordination: The Subordination Agreement, dated or to be dated on or prior to January 30, 2003, between MI and the Agent, as amended, restated, supplemented or otherwise modified and in effect from time to time."

            "Ontario Security Agreement: The Ontario Security Agreement by and between MCL and the Agent, dated as of January 30, 2003, as amended, restated, supplemented or otherwise modified and in effect from time to time."

      'SS'2.2 Amendments to 'SS'6 of the Loan Agreement.

            (a) Section 6.3 of the Loan Agreement is hereby amended by adding the following new clause at the end thereof: ", and, in the case of MCL, including without limitation, causing each bank with which MCL has an existing depository lock box to enter into an agency agreement with the Agent, in form and substance reasonably satisfactory to the Agent, under which such depository lock box is subject to the control of the Agent, upon the request of the Agent."

            (b) Section 6.4 of the Loan Agreement is hereby amended by adding the following new Section 6.4(i) at the end thereof:

                        "(i) Notwithstanding any other term or provision of this
      Article 6, MCL's liabilities as a Guarantor hereunder shall be limited to an amount equal to $2,500,000, together with interest thereon from the date of any demand by the Agent hereunder until the date on which payment is made, plus any amounts payable pursuant to the following sentence. MCL further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 6.4(i) from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Loan Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount."

      'SS'2.3 Amendments to 'SS'9 of the Loan Agreement.

            (a) Section 9.2(d)(iv) of the Loan Agreement is hereby amended by adding the words "or MCL" after the phrase "maintained by the Borrowers" appearing therein.

            (b) Section 9.2 of the Loan Agreement is hereby amended by deleting 'SS'9.2(d)(vi)(A) thereof in its entirety and substituting the following new 'SS'9.2(d)(vi)(A):

                        "(A) $3,500,000 in the aggregate in the case of investments in MCL (including all of the Canadian Intercompany Outstandings),"


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            (c) Section 9.2 of the Loan Agreement is hereby amended by deleting 'SS'9.2(d)(vii) thereof in its entirety and substituting the following new 'SS'9.2(d)(vii):

                        "(vii) in the Operating Accounts, the Lock Box Accounts, and operating bank accounts of the Guarantors maintained with the Agent;"

      'SS'2.4 Amendment to 'SS'13 of the Loan Agreement.

            (a) Section 13.1 of the Loan Agreement is hereby amended by adding the following new 'SS'13.1(d) following existing subsection (c) thereof:

                        "(d) For greater certainty, and without limiting the powers of the Agent as agent under any of the other Security Documents, in connection with the guaranty by MCL and the MCL Moveable Hypothec, the Banks hereby acknowledge that the Agent shall, for purposes of holding any security granted by MCL to secure payment of the bonds, note or other titles of indebtedness issued by MCL, be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of the Civil Code of Quebec) for itself and all present and future Banks and in particular for all present and future holders of such debentures, bonds, notes or other titles of indebtedness. The Banks hereby irrevocably constitute, to the extent necessary, the Agent as the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold a moveable hypothec and any other Security Documents to secure such debentures, bonds, notes or other title of indebtedness issued by MCL and to hold such debentures, bonds, notes or other title of indebtedness for the Banks. Each permitted assignee of the Banks shall be deemed to have confirmed and ratified the constitution of the Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of the relevant assignment of its interest. Notwithstanding the provisions of Section 32 of the Special Corporate Powers Act (Quebec), the Agent may acquire and be the holder of such debentures, bonds, notes or other titles of indebtedness issued by MCL."

      'SS'2.5 Global Amendment to References to MCL and the Guarantors in the Loan Agreement. For clarification, the Loan Agreement is hereby deemed to be further amended to delete each reference to "the Guarantors and MCL" and to "the Guarantors or MCL" and the like, and to replace each such reference with a reference to "the Guarantors".

      'SS'3. Ratifications, Etc.

            (a) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

            (b) Each of the Borrowers hereby affirms its absolute and unconditional promise to perform and pay, to the Banks and the Agent, all Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents at the times and in the amounts provided for therein.

            (c) Each of the Guarantors, including without limitation MCL, hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors, including without limitation MCL, hereby affirms and reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of the Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents.


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      'SS'4. Representations, Warranties and Covenants; No Default;
Authorization. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

            (a) Each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

            (b) This Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect;

            (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally; and

            (d) On or before February 28, 2003, the Borrowers shall deliver to the Agent evidence satisfactory in form and substance to the Agent of the assignment of MCL's insurance policies and the proceeds thereof to the Agent, including certificates evidencing the Agent's interests as loss payee, mortgagee insured and additional insured in such policies, as applicable.

      'SS'5. Conditions to Effectiveness. The effectiveness of this Amendment, including the amendments contained herein, shall be subject to the satisfaction of the following conditions precedent on or before January 30, 2003:

            (a) This Amendment and the MCL Movable Hypothec, the Demand Note, Pledge of Note, Ontario Security Agreement, and the MCL Subordination shall have been duly executed and delivered by the Borrowers, the Guarantors and the Banks and shall be in full force and effect; the MCL Movable Hypothec and the Ontario Security Agreement and any financing statements in connection therewith shall have been duly recorded;

            (b) The Agent shall have received such evidence of corporate authority and officers' certificates stating that there have been no changes (or certifying to such changes) in the bylaws or charter documents of each of the Borrowers and the Guarantors, and shall have received a certificate of incumbency with respect to each such Person. The Borrowers and the Guarantors shall have obtained all consents and approvals of the boards of directors, shareholders, governmental entities and other applicable third parties necessary in connection with the transactions contemplated herein and shall have delivered copies of the same to the Agent.

            (c) The Agent shall have received an opinion of Canadian legal counsel, in form and substance acceptable to the Agent which shall include, without limitation, (i) an opinion that the transactions contemplated by this Amendment (including without limitation, MCL's entry into the Guaranty, MCL Movable Hypothec, the Demand Note, Pledge of Note and the Ontario Security Agreement) were duly authorized, executed and delivered under Quebec law, (ii) an opinion that the Massachusetts choice of law clause would be enforceable in Canada with respect to MCL's obligations under the Guaranty, and (iii) an enforceability and perfection opinion with respect to the MCL Movable Hypothec and the Ontario Security Agreement; and


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            (d) The Borrowers shall have paid to the Agent all fees and expenses that are due and payable as of the date hereof.

      'SS'6. Ratification, etc. Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

      'SS'7. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

      'SS'8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      'SS'9. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                           METALLURG, INC.

                                           By: /s/ BARRY C. NUSS
                                               ---------------------------------
                                           Name: Barry C. Nuss
                                           Title: Sr. Vice President & CFO


                                           SHIELDALLOY METALLURGICAL
                                           CORPORATION

                                           By: /s/ BARRY C. NUSS
                                               ---------------------------------
                                           Name: Barry C. Nuss
                                           Title: Vice President, Finance & CFO


                                           METALLURG INTERNATIONAL
                                           RESOURCES, LLC

                                           By: /s/ BARRY C. NUSS
                                               ---------------------------------
                                           Name: Barry C. Nuss
                                           Title: Vice President, Finance & CFO


                                           METALLURG SERVICES, INC.

                                           By: /s/ BARRY C. NUSS
                                               ---------------------------------
                                           Name: Barry C. Nuss
                                           Title: Vice President, Finance & CFO


                                           MIR (CHINA), INC.

                                           By: /s/ BARRY C. NUSS
                                               ---------------------------------
                                           Name: Barry C. Nuss
                                           Title: Vice President, Finance & CFO


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                                           METALLURG HOLDINGS CORPORATION

                                           By: /s/ BARRY C. NUSS
                                               ---------------------------------
                                           Name: Barry C. Nuss
                                           Title: Vice President, Finance & CFO


                                           METALLURG (CANADA) LTEE./METALLURG
                                           (CANADA) LTD.

                                           By: /s/ BARRY C. NUSS
                                               ---------------------------------
                                           Name: Barry C. Nuss
                                           Title: Treasurer and Director


                                           FLEET NATIONAL BANK
                                           (formerly known as BANKBOSTON, N.A.),
                                           individually and as Agent

                                           By: /s/ MARK B. SCHAFER
                                               ---------------------------------
                                           Name: Mark B. Schafer
                                           Title: Vice President


                                           BANK OF SCOTLAND

                                           By: /s/ JOSEPH FRATUS
                                               ---------------------------------
                                           Name: Joseph Fratus
                                           Title: First Vice President


                                           NATIONAL BANK OF CANADA

                                           By: PNC BANK, N.A., Attorney-in-Fact

                                           By: /s/ SUSANNA SISKIND
                                               ---------------------------------
                                           Name: Susanna Siskind
                                           Title: Bank Officer


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